UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 9, 2004

PRIDE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13289 (Commission File Number)	76-0069030 (I.R.S. Employer Identification No.)

5847 San Felipe, Suite 3300 Houston, Texas (Address of principal executive offices)		77057 (Zip Code)

Registrant’s telephone number, including area code: (713) 789-1400

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

   ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01 Financial Statements and Exhibits.
EXHIBIT INDEX
Press Release issued dated September 9, 2004

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On September 9, 2004, Pride issued a press release announcing the departure of the employment of John C.G. O’Leary, its President, effective on that date. The press release is filed as Exhibit 99.1 to this Current Report and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

                     (c)       Exhibits

                     99.1     Press release issued by Pride dated September 9, 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIDE INTERNATIONAL, INC.
By:	/s/ Steven D. Oldham
Steven D. Oldham
Vice President, Treasury and Investor Relations

Date: September 9, 2004

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EXHIBIT INDEX

No.	Description

99.1	Press release issued by Pride dated September 9, 2004.

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